Dreyfus Short Term High Yield Fund
Letter to Shareholders
Dear Shareholder:
      We are pleased to report the performance of the Dreyfus Short Term High Yield Fund. For the six-month period ended April 30, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 5.51%.* Income dividends paid from net investment income during the period amounted to approximately $0.610 per share, representing an annualized distribution rate per share of 9.41%.**
Economic Review
      The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the Fed) will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
      Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index, a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.
      Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.
      The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

Market Environment
      The current economic environment is optimal for the high-yield market: steady, controlled growth, a confident consumer, and high industrial output. These conditions helped the high-yield market continue its long run of strong performance since 1991. The total return for the Merrill Lynch High Yield Master II Index over the six-month period ended 4/30/98 was 5.39%***
      Another factor positively influencing the high-yield market is a strong demand in the fixed-income marketplace for yield. In a period of low interest rates, high-yield bonds look attractive to a wide variety of investors: cash inflows into high-yield mutual funds continue, investment-grade corporate bond mutual funds, insurance portfolios, and pension funds are buying the better quality high-yield issues; and the asset-backed market is creating many investment pools with high-yield bonds as assets. Concurrent with this, supply of new issues has increased. While this supply situation has alarmed some observers, it has broadened the high-yield market and tends to lag demand by only a few weeks. As stated here previously, the high-yield market is more mature, and this trend continues.
      The one caveat to this story at the present time is the potential aftereffects of economic changes in Southeast Asia. Possibly, lower prices for goods exported out of that region combined with less demand could adversely affect the global economy and eventually our high-yield market. Anticipation of this caused a drop in the equity and high-yield markets in October and November of last year, but the lack of any cataclysmic event in Southeast Asia has lessened investors' fears for now. The Asian crisis is not over, and there is every chance it could get worse before it gets better. Every prudent investor should keep a keen eye trained toward the East.
The Portfolio
      The performance of the Fund over the last six months has benefitted from a strong refinancing climate. Relatively low interest rates and high equity valuations have allowed issues of better high-yield credits the ability to refinance their high-coupon debt at high call prices. This has improved the total return of your Fund. This scenario has a high potential for continuing as long as the economy remains healthy and the bond and equity markets broadly perform well. Of course, there can be no guarantees of how the Fund's credits will actually perform.
      Several examples of holdings in the Fund that were refinanced were bonds of Nextel Communications, Duane Reade Holding, Coleman Holdings, Health
o meter, Interlake, and Finlay Jewelry. Most of the Fund's assets are issues from companies that have performed very well since issuing their high-yield debt and are strongly motivated to refinance it. Given the rapid increase in high-yield issuance over the last few years combined with a continued steady economy, the availability of suitable short-term high-yield assets for the Fund should continue.
      Emerging market exposure in the Fund is low due to the historically volatile nature of the investment and a lesser ability by Dreyfus to perform adequate credit research. Currency and sovereign risk, combined with less clear accounting standards, make foreign analysis difficult. The Fund's foreign exposure is usually limited to investment-grade-rated countries or issuers affiliated with investment-grade multinational companies. No change in this strategy is contemplated at this time.

      Our primary task-to provide high current income with lower volatility than the overall high-yield market-will guide our portfolio management decisions. We will continue to use intensive fundamental research in seeking to achieve high returns while reducing risk.
                                          Very truly yours,



                                          [Roger King signature logo]
                                          Portfolio Manager
May 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.
***SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC.-The Merrill Lynch High Yield Master II Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity.



DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF INVESTMENTS                                                                                APRIL 30, 1998 (UNAUDITED)

                                                                                                  Principal
Bonds and Notes-100.2%                                                                             Amount            Value
                                                                                              ________________   _____________
  Aircraft & Aerospace-3.6%      AM General,
                                       Sr. Notes, Ser. B, 12.875%, 2002.....                  $   2,000,000      $   2,135,000
                                 Aircraft Lease Portfolio Securitisation 96-1,
                                       Pass Through Trust, Ctfs.,
                                       Cl. D, 12.75%, 2006..................                        598,351            598,351
                                 America West Airlines Pass Through Trust,
                                 Pass Through Ctfs., Ser. 1996-1,
                                       Cl. D, 8.16%, 2002...................                        578,569            583,134
                                 Burke Industries,
                                       Sr. Notes, 9.6875%, 2007.............                      2,000,000 (a,b)    2,000,000
                                 Rocal, Ltd.,
                                       Collateralized Global Medium Term Notes
                                       (Gtd. by Embraer-Empresa Brasileira de Aeronautica,
                                       S.A.), 10.25%, 1998..................                      1,590,000 (a)      1,593,975
                                 Sequa,
                                       Sr. Sub. Notes, 9.375%, 2003.........                      1,000,000          1,045,000
                                                                                                                 _____________
  Automotive-2.0%                Collins & Aikman Products,
                                       Gtd. Sr. Sub. Notes, 11.50%, 2006....                      2,500,000          2,812,500
                                 Penda,
                                       Sr. Notes, 10.75%, 2004..............                      1,500,000         1,537,500
                                                                                                                 _____________
                                                                                                                     4,350,000
                                                                                                                 _____________
                                 Broadcasting-4.9%  Azteca Holdings, S.A. de C.V.,
                                       Sr. Secured Notes, 11%, 2002.........                      4,500,000          4,680,000
                                 Paxson Communications,
                                       Sr. Sub. Notes, 11.625%, 2002........                      4,000,000          4,340,000
                                 Univision Network Holding, L.P.,
                                       Sub. Notes, 7%, 2002.................                      2,550,575          1,732,500
                                                                                                                 _____________
                                                                                                                    10,752,500
                                                                                                                 _____________
  Cable Television-10.4%         Adelphia Communications,
                                       Deb., 11.875%, 2004..................                      1,000,000          1,105,000
                                 CCA Holdings,
                                       Sr. Sub. Notes, Zero Coupon, 1999....                      3,731,362          3,000,000
                                 Diamond Cable Communications, plc,
                                       Sr. Discount Notes:.................
                                           Zero Coupon, 1999                                      4,500,000 (c)      4,207,500
                                           Zero Coupon, 2000                                      2,000,000 (c)      1,600,000
                                 Digital Television Service/Capital,
                                       Secured Sr. Sub. Notes, 12.50%, 2007.                      2,000,000          2,300,000
                                 Echostar Satellite Broadcast:
                                       Gtd. Notes, 12.50%, 2002.............                      1,500,000          1,687,500
                                       Gtd. Sr. Discount Notes, Zero Coupon, 2000                 2,000,000 (c)      1,720,000
                                 Galaxy Telecom, L.P.,
                                       Sr. Sub. Notes, 12.375%, 2005........                      1,000,000          1,120,000
                                 Helicon Group,
                                       Sr. Secured Notes, Ser. B, 11%, 2003.                      1,000,000          1,067,500
                                 Kabelmedia Holdings GMBH,
                                       Sr. Discount Notes, Zero Coupon, 2001                      2,000,000 (c)      1,555,000

Dreyfus Short Term High Yield Fund
Statement of Investments (continued)                                                                    April 30, 1998 (Unaudited)

                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount              Value
                                                                                              _____________      _____________
  Cable Television (continued)   Net Sat Servicos, Ltda.,
                                       Sr. Secured Notes, 12.75%, 2001                        $     500,000 (d)  $     515,000
                                 Pegasus Media & Communications,
                                       Sr. Sub. Notes, Ser. B, 12.50%, 2005.                      2,775,000          3,177,375
                                                                                                                 _____________
                                                                                                                    23,054,875
                                                                                                                 _____________
  Casinos/Gaming-4.9%            Casino Magic Finance,
                                       First Mortgage, 11.50%, 2001                               3,650,000          3,869,000
                                 Hollywood Casino,
                                       Sr. Notes, 12.75%, 2003                                    3,235,000          3,582,763
                                 Majestic Star Casino, LLC,
                                       Sr. Exchange Secured Notes, 12.75%, 2003                   1,625,000          1,779,375
                                 Waterford Gaming, L.L.C./Finance,
                                       Sr. Notes, 12.75%, 2003..............                      1,419,000          1,567,995
                                                                                                                 _____________
                                                                                                                    10,799,133
                                                                                                                 _____________
  Commercial Mortgages-9%        Nomura Depositor Trust ST IA,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1998 ST I, Cl. B-2, 9.875%, 2003                      2,000,000 (a,b)    1,986,875
                                                                                                                 _____________
  Consumer-3.5%                  BPC Holding,
                                       Sr. Secured Notes, 12.50%, 2006......                        350,000            385,000
                                 Health o meter,
                                       Sr. Sub. Notes, 13%, 2002 (Units)....                        750,000 (e)        855,000
                                 Hosiery Corp. of America,
                                       Sr. Sub. Exchange Notes, 13.75%, 2002                      1,000,000          1,107,500
                                 Revlon Worldwide,
                                       Sr. Secured Discount Notes,
                                       Zero Coupon, 2001....................                      5,000,000          3,862,500
                                 Sweetheart Cup,
                                       Gtd. Sr. Notes, 9.625%, 2000.........                      1,500,000          1,500,000
                                                                                                                 _____________
                                                                                                                     7,710,000
                                                                                                                 _____________
  Energy-7.1%                    Clark USA,
                                       Sr. Secured Notes, Ser. B, 10.875%, 2005                   2,000,000          2,200,000
                                 DeepTech International,
                                       Sr. Secured Notes:
                                           11%, 2000                                              4,500,000 (a)      4,702,500
                                           12%, 2000                                              2,800,000          2,975,000
                                 Gerrity Oil & Gas,
                                       Sr. Sub. Notes, 11.75%, 2004.........                        544,000            591,600
                                 Kelly Oil & Gas:
                                       Conv. Deb., 8.50%, 2000..............                      2,370,000          2,358,150
                                       Conv. Sub. Notes, 7.875%, 1999.......                      1,699,000          1,656,525
                                 Reading & Bates,
                                       Conv. Deb., 4.878%, 1998.............                         98,400             97,200
                                 Rutherford-Moran Oil,
                                       Sr. Sub. Notes, 10.75%, 2004.........                      1,000,000          1,075,000
                                                                                                                 _____________
                                                                                                                    15,655,975
                                                                                                                 _____________

Dreyfus Short Term High Yield Fund
Statement of Investments (continued)                                                                April 30, 1998 (Unaudited)

                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount              Value
                                                                                              _____________      _____________
  Entertainment-5.4%             American Skiing,
                                       Sr. Sub. Notes, 12%, 2006............                  $   6,000,000      $   6,720,000
                                 Premier Parks,
                                       Gtd. Sr. Notes, Ser. A, 12%, 2003....                      1,160,000          1,291,950
                                 United Artists Theatres,
                                       Floating Rate Sr. Sub. Notes, 10.0625%, 2007               4,000,000 (a,b)    4,000,000
                                                                                                                 _____________
                                                                                                                    12,011,950
                                                                                                                 _____________
  Financial/Asset-Backed-1.5%    Commercial Loan Funding Trust I,
                                       Floating Rate Sub. Notes, Cl. D1, 18%, 2005
                                       (Interest Only Obligation)...........                      1,500,000 (b,f)    1,308,750
                                 Imperial Credit Capital Trust I,
                                       Remarketed Par Securities, Ser. A, 10.25%, 2002            2,000,000 (a)      1,978,992
                                                                                                                 _____________
                                                                                                                     3,287,742
                                                                                                                 _____________
  Foods and Beverages-4.1%       American Rice,
                                       First Mortgage, 13%, 2002............                      2,000,000          1,600,000
                                 Envirodyne Industries:
                                       Sr. Notes, 10.25%, 2001..............                      2,000,000          2,025,000
                                       First Priority Sr. Secured Notes, Ser. B, 12%, 2000        2,500,000          2,662,500
                                 RC/Arbys,
                                       Gtd. Sr. Notes, 9.75%, 2000..........                      2,686,000          2,739,720
                                                                                                                 _____________
                                                                                                                     9,027,220
                                                                                                                 _____________
  Foreign/Governmental-.4%       Republic of Argentina,
                                       Floating Rate Notes, 9.50%, 2002.....                      1,000,000 (b)        988,750
                                                                                                                 _____________
  Forest Products-4.2%           Maxxam Group Holdings,
                                       Sr. Secured Notes:
                                           12%, 2003                                              5,860,000          6,402,050
                                           11.25%, 2003                                            225,000            237,938
                                 Pacific Lumber,
                                       Sr. Notes, 10.50%, 2003..............                      2,500,000          2,575,000
                                                                                                                 _____________
                                                                                                                     9,214,988
                                                                                                                 _____________
  Healthcare-.7%                 Eye Care Centers of America,
                                       Floating Interest Rate Sub. Term Securities,
                                       9.223%, 2008.........................                      1,500,000 (a,b)    1,507,500
                                                                                                                 _____________
  Homebuilding-.4%.              KHE Finance,
                                       Sub. Notes (Gtd. by Hovnanian Enterprises),
                                       11.25%, 2002.........................                      1,000,000          1,041,250
                                                                                                                 _____________
  Industrial-3.5%                Applied Extrusion Technology,
                                       Sr. Notes, Ser. B, 11.50%, 2002......                      3,500,000          3,745,000
                                 HCC Industries,
                                       Sr. Sub. Notes, 10.75%, 2007.........                      1,250,000          1,309,375
                                 Interlake,
                                       Sr. Notes, 12%, 2001.................                      1,000,000          1,115,000
                                 Vicap, S.A. de C.V.,
                                       Gtd. Sr. Notes, 10.25%, 2002.........                      1,500,000 (a)      1,563,750
                                                                                                                 _____________
                                                                                                                     7,733,125
                                                                                                                 _____________

Dreyfus Short Term High Yield Fund
Statement of Investments (continued)                                                                    April 30, 1998 (Unaudited)


                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount              Value
                                                                                              _____________      _____________
  Metals-3.6%                    Kaiser Aluminum & Chemical,
                                       Gtd. Sr. Notes, 9.875%, 2002.........                  $   3,000,000      $   3,108,750
                                 Renco Metals:
                                       Sr. Notes, 12%, 2000.................                      1,500,000          1,582,500
                                       Sr. Notes, 11.50%, 2003..............                      3,000,000          3,187,500
                                                                                                                 _____________
                                                                                                                     7,878,750
                                                                                                                 _____________
  Paper and Paper Related- .2%   Stone Container,
                                       Sr. Sub. Notes, 11%, 1999............                        350,000            359,188
                                                                                                                 _____________
  Publishing-1.0%                American Media Operations,
                                       Sr. Sub. Notes, 11.625%, 2004........                      2,000,000          2,170,000
                                                                                                                 _____________
  Real Estate-1.3%               Rockefeller Center Properties,
                                       Conv. Deb., Zero Coupon, 2000........                      4,000,000          2,980,000
                                                                                                                 _____________
  Retail-3.5%                    Cafeteria Operators, L.P.
                                       (Gtd. by Furrs / Bishops Specialty Group),
                                       Sr. Secured Notes, 12%, 2001.........                      1,000,000          1,005,000
                                 Corporate Express,
                                       Conv. Notes, 4.50%, 2000.............                      3,500,000          3,180,625
                                 Discovery Zone,
                                       Sr. Secured Notes, 13.50%, 2002......                      1,000,000            970,000
                                 Finlay Jewelry,
                                       Sr. Notes, 10.625%, 2003.............                      2,400,000          2,514,000
                                                                                                                 _____________
                                                                                                                     7,669,625
                                                                                                                 _____________
  Shipping-2.1%                  Eletson Holdings,
                                       First Preferred Ship Mortgage Notes,
                                       9.25%, 2003..........................                        850,000            877,625
                                 Moran Transportation,
                                       First Preferred Ship Mortgage Notes,
                                       11.75%, 2004.........................                      3,350,000          3,752,000
                                                                                                                 _____________
                                                                                                                     4,629,625
                                                                                                                 _____________
  Steel-5.9%                     Republic Engineered Steels,
                                       First Mortgage Notes, 9.875%, 2001...                      3,675,000          3,656,625
                                 Russel Metals,
                                       Sr. Notes, 10.25%, 2000..............                      9,000,000          9,315,000
                                                                                                                 _____________
                                                                                                                    12,971,625
                                                                                                                 _____________
  Technology-1.9%                The Learning Company,
                                       Conv. Sr. Notes, 5.50%, 2000.........                      3,000,000 (a)      2,876,250
                                 Unisys, Sr. Notes,
                                       12%, 2003............................                      1,150,000          1,305,250
                                                                                                                 _____________
                                                                                                                     4,181,500
                                                                                                                 _____________
  Telecommunications-14.2%       Call-Net Enterprises,
                                       Sr. Discount Notes, Zero Coupon, 1999                      3,000,000 (c)      2,835,000
                                 Clearnet Communications,
                                       Sr. Discount Notes, Zero Coupon, 2000                      2,000,000 (c)      1,680,000
                                 Comunicacion Celular SA,
                                       Bonds, Zero Coupon, 2000.............                      1,500,000 (c)      1,181,250

Dreyfus Short Term High Yield Fund
Statement of Investments (continued)                                                                    April 30, 1998 (Unaudited)

                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount              Value
                                                                                              _____________      _____________
  Telecommunications (continued) Dial Call Communications,
                                       Sr. Discount Notes, Zero Coupon, 1998                  $   2,000,000 (c)  $   1,972,500
                                 GST USA,
                                       Sr. Discount Notes, Zero Coupon, 2000                      1,000,000 (c)        808,750
                                 Intermedia Communications,
                                       Sr. Discount Notes, Zero Coupon, 2001                      1,500,000 (c)      1,222,500
                                 Microcell Telecommunications,
                                       Sr. Discount Notes, Zero Coupon, 2001                      5,000,000 (c)      3,737,500
                                 Occidente y Caribe Celular SA,
                                       Sr. Discount Notes, Zero Coupon, 2001                      5,000,000 (c)      3,862,500
                                 Orion Network Systems,
                                       Sr. Discount Notes, Zero Coupon, 2002                      2,000,000 (c)      1,550,000
                                 Pagemart Nationwide,
                                       Sr. Discount Notes, Zero Coupon, 2000                      2,495,000 (c)      2,220,550
                                 Sprint Spectrum L.P. / Finance,
                                       Sr. Discount Notes, Zero Coupon, 2001                      1,000,000 (c)        832,500
                                 WinStar Communications,
                                       Sr. Discount Notes, Zero Coupon, 2000                     11,600,000 (c)      9,396,000
                                                                                                                 _____________
                                                                                                                    31,299,050
                                                                                                                 _____________
  Textiles-2.7%                  Sassco Fashions,
                                       Notes, 12.75%, 2004..................                      3,317,519          3,574,627
                                 Texfi Industries,
                                       Sr. Sub. Deb., 8.75%, 1999...........                      2,500,000          2,437,500
                                                                                                                 _____________
                                                                                                                     6,012,127
                                                                                                                 _____________
  Transportation-6.1%            Aerovias de Mexico S.A.:
                                       Deb., 9.75%, 2000....................                      2,725,000          2,728,406
                                       Deb., 9.75%, 2000....................                      1,000,000 (a)      1,001,250
                                 CHC Helicopter,
                                       Sr. Sub. Notes, 11.50%, 2002 (Units).                      1,000,000 (e)      1,062,500
                                 OMI,
                                       Sr. Notes, 10.25%, 2003..............                      2,000,000          2,090,000
                                 Union Pacific,
                                       Sub. Deb., 5.50%, 2033...............                      3,068,000          2,763,133
                                 ValuJet,
                                       Sr. Notes, 10.25%, 2001..............                      3,950,000          3,890,750
                                                                                                                 _____________
                                                                                                                    13,536,039
                                                                                                                 _____________
  Utilities-.2%                  Hidroelectric Piedra Aguila,
                                       Medium-Term Notes, 10.625%, 2001.....                        500,000            527,500
                                                                                                                 _____________
                                       TOTAL BONDS AND NOTES
                                                          (cost $220,691,301)                                     $221,292,372
                                                                                                                 _____________
                                                                                                                 _____________

Dreyfus Short Term High Yield Fund
Statement of Investments (continued)                                                                    April 30, 1998 (Unaudited)

Equity-Related Securities-2.7%                                                                    Shares            Value
                                                                                              _____________      ____________
Common Stocks-0.0%
  Consumer;                      Sun International Hotels                                               198      $       9,095
                                                                                                                 _____________
Preferred Stocks-2.6%
  Broadcasting-.5%               Spanish Broadcasting System,
                                       Cum., $142.50........................                          1,071 (a)      1,124,550
                                                                                                                 _____________
  Cable Television-.1%           Time Warner,
                                       Cum., Ser. K, $102.50................                            156            175,793
                                                                                                                 _____________
  Consumer-.5%                   La Petite Holdings,
                                       Cum., $3.03..........................                         25,000          1,175,000
                                                                                                                 _____________
  Energy-.9%                     ELF Overseas, Ltd.,
                                       Ser. A, Gtd. Cum., $2.125............                         40,700          1,063,287
                                 Kelly Oil & Gas,
                                       Conv. Cum., $2.625...................                         34,700           893,525
                                                                                                                 _____________
                                                                                                                     1,956,812
                                                                                                                 _____________
  Publishing-.6%                 Newscorp Overseas, Ltd.,
                                       Ser. A, Cum., $2.15625...............                         55,772          1,380,357
                                                                                                                 _____________
                                       TOTAL PREFERRED STOCK................                                         5,812,512
                                                                                                                 _____________
Warrants-.1%
  Retail-.0%                     Discovery Zone                                                       1,000             60,000
                                                                                                                 _____________
  Telecommunications-.1%         Comunicacion Celular SA                                              1,500            105,000
                                                                                                                 _____________
                                     TOTAL WARRANTS.........................                                           165,000
                                                                                                                 _____________
                                     TOTAL EQUITY-RELATED SECURITIES
                                       (cost $5,964,640)....................                                     $   5,986,607
                                                                                                                 _____________
                                                                                                                 _____________
TOTAL INVESTMENTS (cost $226,655,941).......................................                          102.9%     $ 227,278,979
                                                                                                      _____      _____________
                                                                                                      _____      _____________
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (2.9%)$        (6,433,478)
                                                                                                      _____      _____________
                                                                                                      _____      _____________
NET ASSETS..................................................................                          100.0%     $ 220,845,501
                                                                                                      _____      _____________
                                                                                                      _____      _____________
Notes to Statement of Investments:
    (a)  Securities exempt from registration under Rule 144A of the
   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
   April 30, 1998 these securities amounted to $24,335,642 or 11% of net assets.
    (b)  Variable rate security-interest rate subject to periodic change.
    (c)  Zero coupon until year shown at which time a stated coupon rate becomes effective.
    (d)  Reflects date security can be redeemed at holders' option; the stated maturity is 8/5/2004.
    (e)  With warrants to purchase common stock.
    (f)  Reflects notional face.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
                                                                                                     Cost           Value
                                                                                                _____________    _____________
ASSETS:                          Investments in securities-See Statement of Investments         $ 226,655,941    $ 227,278,979
                                 Cash.......................................                                           333,876
                                 Dividends and interest receivable..........                                         4,821,942
                                 Receivable for shares of Beneficial Interest subscribed                               108,565
                                 Prepaid expenses and other assets..........                                            62,029
                                                                                                                 _____________
                                                                                                                   232,605,391
                                                                                                                 _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         124,433
                                 Due to Distributor.........................                                            44,166
                                 Bank loan payable-Note 2...................                                         7,014,000
                                 Payable for investment securities purchased                                         3,635,557
                                 Payable for shares of Beneficial Interest redeemed                                    893,836
                                 Interest payable-Note 2....................                                             8,206
                                 Accrued expenses...........................                                            39,692
                                                                                                                 _____________
                                                                                                                    11,759,890
                                                                                                                 _____________
NET ASSETS..................................................................                                      $220,845,501
                                                                                                                 _____________
                                                                                                                 _____________
REPRESENTED BY:                  Paid-in capital............................                                      $219,402,988
                                 Accumulated undistributed investment income-net77,507
                                 Accumulated net realized gain (loss) on investments                                   741,968
                                 Accumulated net unrealized appreciation
                                 ........        (depreciation) on investments-Note 4                                  623,038
                                                                                                                 _____________
NET ASSETS..................................................................                                      $220,845,501
                                                                                                                 _____________
                                                                                                                 _____________
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                        17,058,433
NET ASSET VALUE, offering and redemption price per share....................                                            $12.95
                                                                                                                       _______
                                                                                                                       _______
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF OPERATIONS                                                                SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest...................................                       $9,416,247
                                 Cash dividends.............................                          165,316
                                                                                                  ___________
                                     Total Income...........................                                        $9,581,563
EXPENSES:                        Management fee-Note 3(a)...................                         585,155
                                 Shareholder servicing costs-Note 3(b)......                         279,763
                                 Interest expense-Note 2....................                         114,204
                                 Registration fees..........................                           44,407
                                 Professional fees..........................                           23,199
                                 Prospectus and shareholders' reports.......                           13,475
                                 Custodian fees-Note 3(b)...................                            9,673
                                 Trustees' fees and expenses-Note 3(c)......                            6,264
                                 Miscellaneous..............................                            8,461
                                                                                                  ___________
                                     Total Expenses.........................                                         1,084,601
                                                                                                                   ___________
INVESTMENT INCOME-NET.......................................................                                         8,496,962
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                      $   748,133
                                 Net unrealized appreciation (depreciation) on investments            366,019
                                                                                                  ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         1,114,152
                                                                                                                   ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $9,611,114
                                                                                                                   ___________
                                                                                                                   ___________

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM HIGH YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended
                                                                                         April 30, 1998          Year Ended
                                                                                          (Unaudited)         October 31, 1997
                                                                                        ________________      ________________
OPERATIONS:
  Investment income-net...................................................              $      8,496,962      $      8,137,508
  Net realized gain (loss) on investments.................................                       748,133             1,397,716
  Net unrealized appreciation (depreciation) on investments...............                       366,019               133,680
                                                                                        ________________      ________________
        Net Increase (Decrease) in Net Assets Resulting from Operations...                     9,611,114             9,668,904
                                                                                        ________________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................                    (8,525,275)           (8,031,688)
  Net realized gain on investments........................................                    (1,405,596)             (105,272)
                                                                                        ________________      ________________
        Total Dividends...................................................                    (9,930,871)           (8,136,960)
                                                                                        ________________      ________________
BENEFICIAL INTEREST TRANSACTIONS :
  Net proceeds from shares sold...........................................                   137,313,795           297,929,536
  Dividends reinvested....................................................                     7,222,304             5,823,917
  Cost of shares redeemed.................................................                   (70,097,924)         (177,337,269)
                                                                                        ________________      ________________
        Increase (Decrease) in Net Assets from Beneficial Interest Transactions               74,438,175           126,416,184
                                                                                        ________________      ________________
            Total Increase (Decrease) in Net Assets.......................                    74,118,418           127,948,128
NET ASSETS:
  Beginning of Period.....................................................                   146,727,083            18,778,955
                                                                                        ________________      ________________
  End of Period...........................................................                  $220,845,501          $146,727,083
                                                                                        ________________      ________________
                                                                                        ________________      ________________
Undistributed investment income -net......................................              $         77,507      $        105,820
                                                                                        ________________      ________________
                                                                                             Shares                Shares
                                                                                        ________________      ________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................                    10,608,275            23,168,626
  Shares issued for dividends reinvested..................................                       558,854               450,821
  Shares redeemed.........................................................                    (5,415,361)          (13,792,318)
                                                                                        ________________      ________________
        Net Increase (Decrease) in Shares Outstanding.....................                     5,751,768             9,827,129
                                                                                        ________________      ________________
                                                                                        ________________      ________________
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM HIGH YIELD FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.This information has been derived from the Fund's financial statements.
                                                                          Six Months Ended
                                                                           April 30, 1998        Year Ended October 31,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)           1997          1996(1)
                                                                            __________           ______        ______
    Net asset value, beginning of period.......................               $12.98             $12.69        $12.50
                                                                              ______             ______        ______
    Investment Operations:
    Investment income-net......................................                  .60               1.29           .26
    Net realized and unrealized gain (loss)
      on investments...........................................                  .10                .34           .19
                                                                              ______             ______        ______
    Total from Investment Operations...........................                  .70               1.63           .45
                                                                              ______             ______        ______
    Distributions:
    Dividends from investment income-net.......................                 (.61)             (1.29)         (.26)
    Dividends from net realized gain on investments............                 (.12)              (.05)            -
                                                                              ______             ______        ______
    Total Distributions........................................                 (.73)             (1.34)         (.26)
                                                                              ______             ______        ______
    Net asset value, end of period.............................               $12.95             $12.98        $12.69
                                                                              ______             ______        ______
                                                                              ______             ______        ______
TOTAL INVESTMENT RETURN........................................                11.11%(2)          13.38%        17.02%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets..........                 1.07%(2)           1.09%          .92%(2)
    Ratio of interest expense to average net assets............                  .13%(2)            .22%            -
    Ratio of net investment income to average net assets.......                 9.44%(2)          10.02%         9.76%(2)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager........................                     -               .02%         1.62%(2)
    Portfolio Turnover Rate....................................                36.93%(3)         102.59%        77.79%(3)
    Net Assets, end of period (000's Omitted)..................             $220,846           $146,727       $18,779
(1)    From August 16, 1996 (commencement of operations) to October 31, 1996.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM HIGH YIELD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-Significant Accounting Policies:
    Dreyfus Short Term High Yield Fund (the "Fund") is a separate diversified series of Dreyfus Income Funds
(the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is to provide high current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Short Term High Yield Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 2-Bank Lines of Credit:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.
    The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1998 was approximately $3,847,000, with a related weighted average annualized interest rate of 5.99%.
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .65 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $225,060 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $40,213 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $9,673 pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-Securities Transactions:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $140,931,734 and $67,904,155, respectively.
    At April 30, 1998, accumulated net unrealized appreciation on investments was $623,038, consisting of $2,359,148 gross unrealized appreciation and $1,736,110 gross unrealized depreciation.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Short Term High Yield Fund
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
MELLON BANK, N.A.
ONE MELLON BANK CENTER
PITTSBURGH, PA 15258
Transfer Agent &
Dividend Disbursing Agent
DREYFUS TRANSFER, INC.
P.O. BOX 9671
PROVIDENCE, RI 02940










PRINTED IN U.S.A.                            044SA984
Short Term
High Yield Fund
Semi-Annual
Report
April 30, 1998
[Registration mark]
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